Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2011	9/30/2010	% Chg	9/30/2011	9/30/2010	% Chg
Operating Revenues
Wireless service	$14,261	$13,675	4.3%	$42,379	$39,711	6.7%
Data	7,472	6,947	7.6%	22,008	20,464	7.5%
Voice	6,243	6,978	-10.5%	19,136	21,685	-11.8%
Directory	803	961	-16.4%	2,512	3,009	-16.5%
Other	2,699	3,020	-10.6%	8,185	8,050	1.7%
Total Operating Revenues	31,478	31,581	-0.3%	94,220	92,919	1.4%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	13,165	13,605	-3.2%	39,900	38,440	3.8%
Selling, general and administrative	7,460	7,672	-2.8%	22,308	22,522	-1.0%
Depreciation and amortization	4,618	4,873	-5.2%	13,804	14,472	-4.6%
Total Operating Expenses	25,243	26,150	-3.5%	76,012	75,434	0.8%
Operating Income	6,235	5,431	14.8%	18,208	17,485	4.1%
Interest Expense	889	729	21.9%	2,583	2,248	14.9%
Equity in Net Income of Affiliates	193	217	-11.1%	649	629	3.2%
Other Income (Expense) - Net	46	124	-62.9%	132	825	-84.0%
Income from Continuing Operations Before Income Taxes	5,585	5,043	10.7%	16,406	16,691	-1.7%
Income Tax (Benefit) Expense	1,899	(6,573)	-	5,594	(1,550)	-
Income from Continuing Operations	3,686	11,616	-68.3%	10,812	18,241	-40.7%
Income from Discontinued Operations, net of tax	-	780	-	-	777	-
Net Income	3,686	12,396	-70.3%	10,812	19,018	-43.1%
Less: Net Income Attributable to Noncontrolling Interest	(63)	(77)	18.2%	(190)	(243)	21.8%
Net Income Attributable to AT&T	$3,623	$12,319	-70.6%	$10,622	$18,775	-43.4%

Basic Earnings Per Share from Continuing Operations Attributable to AT&T	$0.61	$1.95	-68.7%	$1.79	$3.05	-41.3%
Basic Earnings Per Share from Discontinued Operations Attributable to AT&T	-	0.13	-	-	0.13	-
Basic Earnings Per Share Attributable to AT&T	$0.61	$2.08	-70.7%	$1.79	$3.18	-43.7%
Weighted Average Common Shares Outstanding (000,000)	5,936	5,909	0.5%	5,931	5,908	0.4%

Diluted Earnings Per Share from Continuing Operations Attributable to AT&T	$0.61	$1.94	-68.6%	$1.79	$3.03	-40.9%
Diluted Earnings Per Share from Discontinued Operations Attributable to AT&T	-	0.13	-	-	0.13	-
Diluted Earnings Per Share Attributable to AT&T	$0.61	$2.07	-70.5%	$1.79	$3.16	-43.4%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,954	5,938	0.3%	5,950	5,937	0.2%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended

Wireless	9/30/2011	9/30/2010	% Chg	9/30/2011	9/30/2010	% Chg
Segment Operating Revenues
Service	$14,261	$13,675	4.3%	$42,379	$39,711	6.7%
Equipment	1,345	1,505	-10.6%	4,138	3,608	14.7%
Total Segment Operating Revenues	15,606	15,180	2.8%	46,517	43,319	7.4%

Segment Operating Expenses
Operations and support	9,367	10,032	-6.6%	29,007	26,758	8.4%
Depreciation and amortization	1,619	1,640	-1.3%	4,737	4,776	-0.8%
Total Segment Operating Expenses	10,986	11,672	-5.9%	33,744	31,534	7.0%
Segment Operating Income	4,620	3,508	31.7%	12,773	11,785	8.4%
Equity in Net Income (Loss) of Affiliates	(7)	(6)	-16.7%	(19)	14	-
Segment Income	$4,613	$3,502	31.7%	$12,754	$11,799	8.1%

Segment Operating Income Margin	29.6%	23.1%		27.5%	27.2%

Wireline
Segment Operating Revenues
Data	$7,472	$6,947	7.6%	$22,008	$20,464	7.5%
Voice	6,243	6,978	-10.5%	19,136	21,685	-11.8%
Other	1,246	1,379	-9.6%	3,702	4,023	-8.0%
Total Segment Operating Revenues	14,961	15,304	-2.2%	44,846	46,172	-2.9%

Segment Operating Expenses
Operations and support	10,259	10,220	0.4%	30,629	31,021	-1.3%
Depreciation and amortization	2,892	3,099	-6.7%	8,726	9,280	-6.0%
Total Segment Operating Expenses	13,151	13,319	-1.3%	39,355	40,301	-2.3%
Segment Operating Income	1,810	1,985	-8.8%	5,491	5,871	-6.5%
Equity in Net Income of Affiliates	-	2	-	-	7	-
Segment Income	$1,810	$1,987	-8.9%	$5,491	$5,878	-6.6%

Segment Operating Income Margin	12.1%	13.0%		12.2%	12.7%

Advertising Solutions
Segment Operating Revenues	$803	$961	-16.4%	$2,512	$3,009	-16.5%

Segment Operating Expenses
Operations and support	553	631	-12.4%	1,706	1,957	-12.8%
Depreciation and amortization	94	123	-23.6%	301	393	-23.4%
Total Segment Operating Expenses	647	754	-14.2%	2,007	2,350	-14.6%
Segment Income	$156	$207	-24.6%	$505	$659	-23.4%

Segment Income Margin	19.4%	21.5%		20.1%	21.9%

Other
Segment Operating Revenues	$108	$136	-20.6%	$345	$419	-17.7%
Segment Operating Expenses	459	405	13.3%	906	1,249	-27.5%
Segment Operating Income (Loss)	(351)	(269)	-30.5%	(561)	(830)	32.4%
Equity in Net Income of Affiliates	200	221	-9.5%	668	608	9.9%
Segment Income (Loss) from Continuing Operations	$(151)	$(48)	-	$107	$(222)	-

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	9/30/11	12/31/10
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$10,762	$1,437
Accounts receivable - net of allowances for
doubtful accounts of $888 and $957	13,377	13,610
Prepaid expenses	1,507	1,458
Deferred income taxes	1,101	1,170
Other current assets	1,858	2,276
Total current assets	28,605	19,951
Property, Plant and Equipment - Net	105,786	103,196
Goodwill	73,590	73,601
Licenses	50,406	50,372
Customer Lists and Relationships - Net	3,175	4,708
Other Intangible Assets - Net	5,394	5,440
Investments in Equity Affiliates	4,483	4,515
Other Assets	6,214	6,705
Total Assets	$277,653	$268,488

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$8,900	$7,196
Accounts payable and accrued liabilities	17,860	20,055
Advanced billing and customer deposits	3,794	4,086
Accrued taxes	929	72
Dividends payable	2,548	2,542
Total current liabilities	34,031	33,951
Long-Term Debt	62,326	58,971
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	26,446	22,070
Postemployment benefit obligation	28,190	28,803
Other noncurrent liabilities	12,778	12,743
Total deferred credits and other noncurrent liabilities	67,414	63,616
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,455	91,731
Retained earnings	34,758	31,792
Treasury stock	(20,770)	(21,083)
Accumulated other comprehensive income	1,677	2,712
Noncontrolling interest	267	303
Total stockholders' equity	113,882	111,950
Total Liabilities and Stockholders' Equity	$277,653	$268,488

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine months ended September 30,
	2011	2010
Operating Activities
Net income	$10,812	$19,018
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	13,804	14,472
Undistributed earnings from investments in equity affiliates	(539)	(531)
Provision for uncollectible accounts	805	973
Deferred income tax expense and noncurrent
unrecognized tax benefits	4,942	(4,184)
Net gain from impairment and sale of investments	(57)	(746)
Income from discontinued operations	-	(777)
Changes in operating assets and liabilities:
Accounts receivable	(573)	266
Other current assets	439	495
Accounts payable and accrued liabilities	(1,630)	(2,861)
Net income attributable to noncontrolling interest	(190)	(243)
Other - net	(663)	(532)
Total adjustments	16,338	6,332
Net Cash Provided by Operating Activities	27,150	25,350

Investing Activities
Construction and capital expenditures:
Capital expenditures	(14,625)	(13,170)
Interest during construction	(119)	(577)
Acquisitions, net of cash acquired	(430)	(2,615)
Dispositions	76	1,821
(Purchases) and sales of securities, net	45	(437)
Other	28	22
Net Cash Used in Investing Activities	(15,025)	(14,956)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(1,620)	(33)
Issuance of long-term debt	7,935	2,235
Repayment of long-term debt	(1,298)	(5,280)
Issuance of treasury shares	216	24
Dividends paid	(7,627)	(7,436)
Other	(406)	(399)
Net Cash Used in Financing Activities	(2,800)	(10,889)
Net increase (decrease) in cash and cash equivalents	9,325	(495)
Cash and cash equivalents beginning of year	1,437	3,741
Cash and Cash Equivalents End of Period	$10,762	$3,246

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2011	9/30/2010	% Chg	9/30/2011	9/30/2010	% Chg

Wireless
Volumes (000)
Total				100,738	92,761	8.6%
Postpaid6				68,614	67,688	1.4%
Prepaid6				7,059	6,209	13.7%
Reseller6				13,028	11,021	18.2%
Connected Devices6				12,037	7,843	53.5%

Wireless Net Adds (000)
Total	2,123	2,631	-19.3%	5,202	6,050	-14.0%
Postpaid6	319	745	-57.2%	712	1,753	-59.4%
Prepaid6	293	321	-8.7%	515	645	-20.2%
Reseller6	473	406	16.5%	1,282	545	-
Connected Devices6	1,038	1,159	-10.4%	2,693	3,107	-13.3%
M&A Activity, Partitioned Customers and Other Adjs.	-	-		-	1,591

Wireless Churn
Postpaid Churn6	1.15%	1.14%	1 BP	1.16%	1.08%	8 BP
Total Churn6	1.28%	1.32%	-4 BP	1.36%	1.30%	6 BP

Other
Licensed POPs (000,000)				313	308	1.6%

In-Region Wireline1
Voice
Total Wireline Voice Connections				40,098	44,796	-10.5%
Net Change	(1,200)	(1,262)	4.9%	(3,465)	(3,692)	6.1%

Broadband
Total Wireline Broadband Connections				16,476	16,100	2.3%
Net Change	3	148	-98.0%	167	311	-46.3%

Video
U-verse				3,583	2,741	30.7%
Satellite				1,809	1,994	-9.3%
Total Video Connections				5,392	4,735	13.9%
Net Change	133	177	-24.9%	475	496	-4.2%

Consumer Revenue Connections
Broadband3				14,530	14,093	3.1%
Video Connections4				5,381	4,732	13.7%
Voice2				21,941	24,908	-11.9%
Total Consumer Revenue Connections				41,852	43,733	-4.3%
Net Change	(652)	(529)	-23.3%	(1,575)	(1,555)	-1.3%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$5,220	$5,314	-1.8%	$14,625	$13,170	11.0%
Interest during construction	$42	$198	-78.8%	$119	$577	-79.4%
Dividends Declared per Share	$0.43	$0.42	2.4%	$1.29	$1.26	2.4%
End of Period Common Shares Outstanding (000,000)				5,926	5,910	0.3%
Debt Ratio5				38.5%	37.9%	60 BP
Total Employees				256,210	267,720	-4.3%

1	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
2	Includes consumer U-verse Voice over Internet Protocol connections of 2,142 as of September 30, 2011.
3	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
6	Prior year amounts restated to conform to current period reporting methodology.
Note: For the end of 3Q11, total switched access lines were 37,956, retail business switched access lines totaled 15,951, and wholesale and coin switched access lines totaled 2,206.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	9/30/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011

Segment Operating Revenues
Service	$13,675	$13,799	$13,961	$14,157	$14,261
Equipment	1,505	1,382	1,348	1,445	1,345
Total Segment Operating Revenues	15,180	15,181	15,309	15,602	15,606

Segment Operating Expenses
Operations and support	10,032	9,988	9,858	9,782	9,367
Depreciation and amortization	1,640	1,721	1,505	1,613	1,619
Total Segment Operating Expenses	11,672	11,709	11,363	11,395	10,986

Segment Operating Income	3,508	3,472	3,946	4,207	4,620

Plus: Depreciation and amortization	1,640	1,721	1,505	1,613	1,619
EBITDA	5,148	5,193	5,451	5,820	6,239
EBITDA as a % of Service Revenue	37.6%	37.6%	39.0%	41.1%	43.7%

EBITDA is defined as Earnings Before Interest, Taxes, Depreciation and Amortization. Annual Service EBITDA Margin is calculated as the sum of quarterly EBITDA divided by the sum of quarterly Service Revenues.

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Free Cash Flow
Dollars in Millions
Unaudited
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2011	2010	2011

Net cash provided by operating activities	$9,539	$10,393	$25,350	$27,150

Less: Construction and capital expenditures	(5,512)	(5,262)	(13,747)	(14,744)

Free Cash Flow	$4,027	$5,131	$11,603	$12,406

Free cash flow is defined as cash from operations minus construction and capital expenditures. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Free Cash Flow after Dividends
Dollars in Millions
Unaudited
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2011	2010	2011

Net cash provided by operating activities	$9,539	$10,393	$25,350	$27,150

Less: Construction and capital expenditures	(5,512)	(5,262)	(13,747)	(14,744)

Free Cash Flow	4,027	5,131	11,603	12,406

Less: Dividends paid	(2,476)	(2,545)	(7,436)	(7,627)

Free Cash Flow After Dividends	$1,551	$2,586	$4,167	$4,779

Financial Data

AT&T Inc.
Non-GAAP Financial Reconciliation
Annualized Net Debt-to-EBITDA Ratio
Dollars in millions
Unaudited
	Three Months Ended
	3/31/2011	6/30/2011	9/30/2011	2011 YTD

Operating Revenues	$31,247	$31,495	$31,478	$94,220
Operating Expenses	25,439	25,330	25,243	76,012
Total Operating Income	5,808	6,165	6,235	18,208
Add Back Depreciation and Amortization	4,584	4,602	4,618	13,804
Total Consolidated EBITDA	10,392	10,767	10,853	32,012
Annualized Consolidated EBITDA*				42,683
End-of-period current debt				8,900
End-of-period long-term debt				62,326
Total End-of-Period Debt				71,226
(Premiums) Discounts on long-term debt				(87)
Normalized Debt Balance				71,139
Less Cash and Cash Equivalents				10,762
Normalized Net Debt Balance				60,377
Annualized Net Debt-to-EBITDA Ratio				1.41

*EBITDA is annualized by dividing YTD EBITDA by YTD number of quarters and multiplying by four.

Note: 4Q11 EBITDA will exclude the impact of benefit plan actuarial gains/losses in order to better represent AT&T's operational performance.